================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                           --------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                                DECEMBER 12, 1997
                Date of report (Date of earliest event reported)



                                  U-SHIP, INC.
               (Exact Name of Registrant as Specified in Charter)


            UTAH                    000-28452                  39-1713181
(State or Other Jurisdiction       (Commission               (IRS Employer
      of Incorporation)            File Number)          Identification Number)



                              5583 WEST 78TH STREET
                             EDINA, MINNESOTA 55439
          (Address of Principal Executive Offices, including Zip Code)


                                 (612) 941-4080
              (Registrant's Telephone Number, including Area Code)

================================================================================

ITEM 5   OTHER EVENTS

         Reference is made to the press release issued to the public by the Registration on December 11, 1997, and attached hereto as an exhibit.


ITEM 7   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (c)      Exhibits

                  99 - Press Release dated December 11, 1997.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on December 12, 1997.

                                          U-SHIP, INC.

                                          By:  /s/ Bruce H. Senske
                                             ----------------------------------
                                               Bruce H. Senske
                                               President

                                  EXHIBIT INDEX

EXHIBIT
NUMBER          DESCRIPTION
------          -----------

  99            Press Release dated December 11, 1997